Exhibit 10.36

SIXTH AMENDMENT (2014-1) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2011

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation as amended and restated effective January 1, 2011 (the “Plan”), the Plan is hereby amended as follows:

1.              In accordance with the decision in United States v. Windsor with respect to the unconstitutionality of Section 3 of the Defense of Marriage Act (DOMA), Section 16.67 of the Plan is amended in its entirety, effective June 26, 2013, to provide as follows:

16.67. Spouse:  A Participant’s legally married spouse, or surviving legally married spouse; provided that a person who was formerly legally married to a Participant will be treated as the Spouse or surviving Spouse, and a person who is currently legally married to a Participant will not be treated as the Spouse or surviving Spouse, to the extent provided under a Qualified Domestic Relations Order.

2.              In accordance with the decision in United States v. Windsor with respect to the unconstitutionality of Section 3 of the Defense of Marriage Act (DOMA), Section 16.66 of Exhibit A of the Plan is amended in its entirety, effective June 26, 2013, to provide as follows:

16.66. Spouse:  A Participant’s legally married spouse, who is not legally separated or divorced from the Participant, and who has been so married for a period of not less than twelve (12) months as of the annuity commencement date or date of death of the Participant, provided that a person who was formerly legally married to a Participant will be treated as the Spouse or surviving Spouse and a person who is currently legally married to a Participant will not be treated as the Spouse or surviving Spouse to the extent provided under a Qualified Domestic Relations Order.

3.              In accordance with the decision in United States v. Windsor with respect to the unconstitutionality of Section 3 of the Defense of Marriage Act (DOMA), Section 16.66 of Exhibit B of the Plan is amended in its entirety, effective June 26, 2013, to provide as follows:

16.66. Spouse:  A Participant’s legally married spouse, who is not legally separated or divorced from the Participant, and who has been so married for a period of not less than twelve (12) months as of the annuity commencement date or date of death of the Participant, provided that a person who was formerly legally married to a Participant will be treated as the Spouse or surviving Spouse and a person who is currently legally married to a Participant will not be treated as the Spouse or surviving Spouse to the extent provided under a Qualified Domestic Relations Order.

4.              Effective January 1, 2013, Section 4.1(a)(11) of Exhibit B is amended in its entirety to read as follows:

(11)                          Spectra Strip Division

Date of Termination of Employment in the Eligible Class	Monthly Benefit Level per Year of Accrual Service
January 1, 1980 through October 31, 1987	$13.00
November 1, 1987 through December 31, 2001	$14.00
January 1, 2002 through December 31, 2002	$17.00
January 1, 2003 through December 31, 2004	$19.00
January 1, 2005 through December 31, 2006	$20.00
January 1, 2007 through December 31, 2013	$21.00
January 1, 2014 or later	$22.00

*Only service after January 1, 1980 is considered, except for Employees at Garden Grove, California, for whom service after January 1, 1986 will not be considered.

5.              In accordance with the decision in United States v. Windsor with respect to the unconstitutionality of Section 3 of the Defense of Marriage Act (DOMA), Section 16.75 of Exhibit C of the Plan is amended in its entirety, effective June 26, 2013, to provide as follows:

16.75.  Spouse:  A Participant’s legally married spouse, who is not legally separated or divorced from the Participant, and who has been so married for a period of not less than twelve (12) months as of the annuity commencement date or date of death of the Participant, provided that a person who was formerly legally married to a Participant will be treated as the Spouse or surviving Spouse and a person who is currently legally married to a Participant will not be treated as the Spouse or surviving Spouse to the extent provided under a Qualified Domestic Relations Order.

6.              In accordance with the decision in United States v. Windsor with respect to the unconstitutionality of Section 3 of the Defense of Marriage Act (DOMA), Section 16.61 of Exhibit D of the Plan is amended in its entirety, effective June 26, 2013, to provide as follows:

16.61.  Spouse:  A Participant’s legally married spouse, who is not legally separated or divorced from the Participant, provided that a person who was formerly legally married to a Participant will be treated as the Spouse or surviving Spouse and a person who is currently legally married to a Participant will not be treated as the Spouse or surviving Spouse to the extent provided under a Qualified Domestic Relations Order.

7.              In accordance with the decision in United States v. Windsor with respect to the unconstitutionality of Section 3 of the Defense of Marriage Act (DOMA), Section 16.64 of Exhibit E of the Plan is amended in its entirety, effective June 26, 2013, to provide as follows:

16.64.  Spouse:  A Participant’s legally married spouse, who is not legally separated or divorced from the Participant, provided that a person who was formerly legally married to a Participant will be treated as the Spouse or surviving Spouse and a person who is currently legally married to a Participant will not be treated as the Spouse or surviving Spouse to the extent provided under a Qualified Domestic Relations Order.

8.              In accordance with the decision in United States v. Windsor with respect to the unconstitutionality of Section 3 of the Defense of Marriage Act (DOMA), Section 16.72 of Exhibit F of the Plan is amended in its entirety, effective June 26, 2013, to provide as follows:

16.72.  Spouse:  A Participant’s legally married spouse, who is not legally separated or divorced from the Participant, provided that a person who was formerly legally married to a Participant will be treated as the Spouse or surviving Spouse and a person who is currently legally married to a Participant will not be treated as the Spouse or surviving Spouse to the extent provided under a Qualified Domestic Relations Order.

9.              In accordance with the decision in United States v. Windsor with respect to the unconstitutionality of Section 3 of the Defense of Marriage Act (DOMA), Section 16.68 of Exhibit G of the Plan is amended in its entirety, effective June 26, 2013, to provide as follows:

16.68.  Spouse:  A Participant’s legally married spouse, who is not legally separated or divorced from the Participant, provided that a person who was formerly legally married to a Participant will be treated as the Spouse or surviving Spouse and a person who is currently legally married to a Participant will not be treated as the Spouse or surviving Spouse to the extent provided under a Qualified Domestic Relations Order.

10.       In accordance with the decision in United States v. Windsor with respect to the unconstitutionality of Section 3 of the Defense of Marriage Act (DOMA), Section 16.64 of Exhibit H of the Plan is amended in its entirety, effective June 26, 2013, to provide as follows:

16.64.  Spouse:  A Participant’s legally married spouse, who is not legally separated or divorced from the Participant, provided that a person who was formerly legally married to a Participant will be treated as the Spouse or surviving Spouse and a person who is currently legally married to a Participant will not be treated as the Spouse or surviving Spouse to the extent provided under a Qualified Domestic Relations Order.

AMPHENOL CORPORATION

DATED:	December 4, 2014	BY:	/s/ David Silverman
David Silverman
			Its:	Vice President, Human Resources